Share capital warrants and subscription receipts - Summary of Accumulated other comprehensive income (loss) (Detail) - USD ($) $ in Thousands	Nov. 30, 2023	Nov. 30, 2022	Nov. 30, 2021
Accumulated other comprehensive income	$ 684	$ 385	$ (44)
Unrealized losses on FVOCI financial assets, net of tax
Accumulated other comprehensive income	(256)	(555)	(195)
Cumulative exchange difference on translation of foreign operations
Accumulated other comprehensive income	$ 940	$ 940	$ 151